UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026 (February 1, 2026)

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of principal executive offices) (zip code)

(833) 571-0486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	CMA PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE.

This Current Report on Form 8-K is being filed in connection with the closing on February 1, 2026 (the “Closing Date”) of the previously announced Mergers (as defined below) contemplated by the Agreement and Plan of Merger, dated as of October 5, 2025 (the “Merger Agreement”), by and among Comerica Incorporated, a Delaware corporation (“Comerica”), Fifth Third Bancorp, an Ohio corporation (“Fifth Third”), Fifth Third Financial Corporation, an Ohio corporation and a wholly owned subsidiary of Fifth Third (“Fifth Third Intermediary”), and Comerica Holdings Incorporated, a Delaware corporation and a wholly owned subsidiary of Comerica (“Comerica Holdings”).

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Pursuant to the Merger Agreement, on the Closing Date, (i) Comerica merged with and into Fifth Third Intermediary (the “First Step Merger”), with Fifth Third Intermediary continuing as the surviving corporation in the First Step Merger, and (ii) immediately thereafter, Comerica Holdings merged with and into Fifth Third Intermediary, with Fifth Third Intermediary continuing as the surviving corporation (the “Second Step Merger”, and together with the First Step Merger, the “Mergers”). Following the completion of the Mergers, the separate corporate existence of each of Comerica and Comerica Holdings ceased. Fifth Third Intermediary continues to operate under the name “Fifth Third Financial Corporation”.

Following the Mergers, each of Comerica Bank, a Texas banking association and wholly owned subsidiary of Comerica, and Comerica Bank & Trust, National Association, a national bank and wholly owned subsidiary of Comerica Holdings, merged with and into Fifth Third Bank, National Association, a national banking association and a wholly owned subsidiary of Fifth Third Intermediary (each, a “Bank Merger” and collectively, the “Bank Mergers”), with Fifth Third Bank, National Association continuing as the surviving bank in each of the Bank Mergers. Upon the closing of the Bank Mergers, the separate corporate existence of Comerica Bank and Comerica Bank & Trust, National Association ceased. Fifth Third Bank, National Association continues to operate under the name “Fifth Third Bank, National Association”.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Step Merger (the “Effective Time”), each share of common stock, par value $5.00 per share, of Comerica (“Comerica Common Stock”) outstanding immediately prior to the Effective Time, other than shares held by Comerica or Fifth Third, was converted into the right to receive 1.8663 shares (the “Exchange Ratio”) of common stock, without par value, of Fifth Third (“Fifth Third Common Stock”). Holders of Comerica Common Stock converted pursuant to the First Step Merger who would otherwise have been entitled to receive a fraction of a share of Fifth Third Common Stock (after taking into account all shares held by such holder) will instead receive cash (without interest) in lieu of such fractional shares in accordance with the terms of the Merger Agreement. In addition, subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, no par value, of Comerica (the “Comerica Preferred Stock”), outstanding immediately prior to the Effective Time, automatically converted into the right to receive a share of a newly created series of preferred stock of Fifth Third having terms that are not materially less favorable than the terms of the Comerica Preferred Stock (all shares of such newly created series, collectively, the “New Fifth Third Preferred Stock”). In addition, at the Effective Time, each outstanding Comerica depositary share representing a 1/40th interest in a share of Comerica Preferred Stock converted into a right to receive a Fifth Third depositary share representing a 1/40th interest in a share of New Fifth Third Preferred Stock.

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, (i) each outstanding and unexercised Comerica stock option converted into a corresponding option with respect to Fifth Third Common Stock, with the numbers of shares and exercise price underlying such option adjusted based on the Exchange Ratio, (ii) each outstanding Comerica restricted stock unit award that was not held by a current or former non-employee director converted into a corresponding award in respect of Fifth Third Common Stock, with the numbers of shares underlying such award adjusted based on the Exchange Ratio, (iii) each outstanding Comerica restricted stock unit held by a current or former non-employee director converted into the right to receive (A) a number of fully vested and freely transferable shares of Fifth Third Common Stock, with the numbers of shares underlying such award adjusted based on the Exchange Ratio, plus (B) a cash payment in respect of any accrued but unpaid dividend equivalents in respect of such award, (iv) each outstanding Comerica performance stock unit award converted into a Fifth Third restricted stock unit award, with the number of shares underlying such award (x) deemed to be earned based on the greater of target and actual performance measured through the latest practicable date prior to the Effective Time and (y) adjusted based on the Exchange Ratio and (v) each outstanding Comerica deferred stock unit award vested and converted into a corresponding award with respect to Fifth Third Common Stock, with the numbers of shares underlying such award adjusted based on the Exchange Ratio. Each such converted Fifth Third award will otherwise continue to be subject to the same terms and conditions as applied to the corresponding Comerica award (excluding any performance-based vesting requirements) in effect immediately prior to the Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Comerica with the U.S. Securities and Exchange Commission (the “SEC”) on October 9, 2025 and is incorporated herein by reference.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On January 30, 2026, in connection with the closing of the Mergers, Comerica notified the New York Stock Exchange (“NYSE”) that the merger certificates for the First Step Merger and Second Step Merger had been filed with the Department of State of the State of Delaware and the Secretary of State of the State of Ohio, which became effective on February 1, 2026 at 12:01 a.m. and 12:02 a.m., respectively, Eastern Time. Comerica requested that trading in Comerica Common Stock be suspended and further requested that the NYSE (i) withdraw Comerica Common Stock and Comerica

Preferred Stock from listing on the NYSE before the market opens on NYSE on February 2, 2026 and (ii) file with the SEC on Form 25 a notification of delisting of such securities and the deregistration of such securities under Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) on February 2, 2026. As a result, Comerica Common Stock and Comerica Preferred Stock will no longer be listed on the NYSE.

Fifth Third, as successor to Comerica, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Comerica Common Stock and Comerica Preferred Stock under Section 12(g) of the Exchange Act and the suspension of Comerica’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As of the Effective Time, each holder of Comerica Common Stock and Comerica Preferred Stock ceased to have any rights with respect thereto, except the right to receive the applicable consideration described above and subject to the terms and conditions set forth in the Merger Agreement.

ITEM 5.01. CHANGES IN CONTROL OF THE REGISTRANT.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the First Step Merger, at the Effective Time, a change of control of Comerica occurred, and Comerica became a wholly owned subsidiary of Fifth Third.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in the Introductory Note and in Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

As of the Effective Time, all of Comerica’s directors and executive officers ceased to serve in such capacities. The director resignations were tendered in connection with the First Step Merger and were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

In accordance with the terms of the Merger Agreement, as of the Effective Time, the size of the board of directors of Fifth Third (the “Fifth Third Board”) was increased to consist of a total of 16 directors, including three former directors of Comerica. The three former directors of Comerica appointed by the Fifth Third Board to fill the increase in the size of the Fifth Third Board referred to above, in each case effective as of the Effective Time, are as follows: Michael G. Van de Ven, Barbara R. Smith and Derek J. Kerr (each, a ”New Director” and, collectively, the “New Directors”). Other than the Merger Agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information contained in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

As of the Effective Time, the Restated Certificate of Incorporation and Amended and Restated Bylaws of Comerica ceased to be in effect by operation of law. The Amended Articles of Incorporation of Fifth Third and the Code of Regulations of Fifth Third, in each case, as in effect immediately prior to the Effective Time, remained the organizational documents of Fifth Third. In connection with the completion of the Mergers, Fifth Third filed a Certificate of Amendment (“Certificate of Amendment”) with the Secretary of State of the State of Ohio, establishing the New Fifth Third Preferred Stock consisting of 400,000 shares. The Certificate of Amendment became effective on January 31, 2026 at 11:59 pm, Eastern Time. A copy of the Amended Articles of Incorporation of Fifth Third, the Code of Regulations of Fifth Third and the Amendment to the Amended Articles of Incorporation of Fifth Third are filed as Exhibits 3.1, 3.2 and 3.3, respectively, of this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of October 5, 2025, by and among Fifth Third Bancorp, Fifth Third Financial Corporation, Comerica Incorporated and Comerica Holdings Incorporated (incorporated by reference to Exhibit 2.1 to Comerica Incorporated’s Current Report on Form 8-K, filed with the SEC on October 9, 2025).

3.1 Amended Articles of Incorporation of Fifth Third Bancorp (incorporated by reference to Exhibit 3.1 of Fifth Third’s Quarterly Report on Form 10-Q filed on May 7, 2021).

3.2 Code of Regulations of Fifth Third Bancorp, as Amended as of December 12, 2023 (incorporated by reference to Exhibit 3.2 of Fifth Third’s Current Report on Form 8-K, filed on December 12, 2023).

3.3 Amendment to the Amended Articles of Incorporation of Fifth Third Bancorp, effective as of January 31, 2026.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(as sole shareholder of Fifth Third Financial Corporation, successor by merger to Comerica Incorporated)

Date: February 2, 2026	/s/ Christian Gonzalez
Christian Gonzalez
Executive Vice President and
Chief Legal Officer